Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon, IV and Thomas A. Hughes, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern Graphic Systems, Inc. (the “Company”) or in the capacity of Director of the Company), to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or desirable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the 1933 Act of the offer by SGS International, Inc. (the “Exchange Offer”) to exchange its 12% Senior Subordinated Notes due 2013 (the “Notes”) for notes with substantially identical terms to the Notes and to exchange the guaranties by the Company and Project Dove Holdco, Inc. of the Notes for substantially similar guaranties, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to any registration statement on Form S-4, or on such other form as may be appropriate, to be filed with the Commission in respect of the Exchange Offer, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses. prospectus supplements and documents in connection therewith, with the Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2007.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 25th day of April 2006.

Thomas L. Hammond

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon, IV and Thomas A. Hughes, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern Graphic Systems, Inc. (the “Company”) or in the capacity of Director of the Company), to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or desirable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the 1933 Act of the offer by SGS International, Inc. (the “Exchange Offer”) to exchange its 12% Senior Subordinated Notes due 2013 (the “Notes”) for notes with substantially identical terms to the Notes and to exchange the guaranties by the Company and Project Dove Holdco, Inc. of the Notes for substantially similar guaranties, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to any registration statement on Form S-4, or on such other form as may be appropriate, to be filed with the Commission in respect of the Exchange Offer, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses. prospectus supplements and documents in connection therewith, with the Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2007.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 3rd day of May 2006.

Richard Leong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes end appoints Benjamin F. Harmon, IV and Thomas A. Hughes, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern Graphic Systems, Inc. (the “Company”) or in the capacity of Director of the Company), to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or desirable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the 1933 Act of the offer by SGS international, Inc. (the “Exchange Offer”) to exchange its 12% Senior Subordinated Notes due 2013 (the “Notes”) for notes with substantially identical terms to the Notes and to exchange the guaranties by the Company and Project Dove Holdco, Inc. of the Notes for substantially similar guaranties, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to any registration statement on Form S-4, or on such other form as may be appropriate, to be filed with the Commission in respect of the Exchange Offer, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2007.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 25th day of April 2006.

John P. Civantos

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon. IV and Thomas A. Hughes, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern Graphic Systems, Inc. (the “Company”) or in the capacity of Director of the Company), to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or desirable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the 1933 Act of the offer by SGS International, Inc. (the “Exchange Offer”) to exchange its 12% Senior Subordinated Notes due 2013 (the “Notes”) for notes with substantially identical terms to the Notes and to exchange the guaranties by the Company and Project Dove Holdco, Inc. of the Notes for substantially similar guaranties, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to any registration statement on Form S-4, or on such other form as may be appropriate, to be filed with the Commission in respect of the Exchange Offer, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2007.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 25th day of April 2008.

Joseph M. Silvestri